UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): October 30, 2018

SCHNEIDER NATIONAL, INC.
(Exact Name of Registrant as Specified in Charter)

Wisconsin	001-38054	39-1258315
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
3101 South Packerland Drive
Green Bay, WI 54313
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (920) 592-2000
_____________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On October 30, 2018, Schneider National, Inc. (the "Company") announced that Chris Lofgren will retire as President and Chief Executive Officer following the Company's Annual Meeting of Shareholders in April 2019. Mr. Lofgren's departure from the Company is not due to any dispute or disagreement over the Company's operations, practices or policies.
The Company's Board of Directors has selected Mark Rourke, Executive Vice President and Chief Operating Officer, to succeed Mr. Lofgren. Mr. Rourke joined the Company in 1987 and has served in his current role since 2015. Prior to becoming Executive Vice President and Chief Operating Officer, Mr. Rourke held several leadership roles, including President of Truckload Services, General Manager of Schneider Transportation Management and Vice President of Customer Service. Mr. Rourke holds a bachelor's degree in Marketing from the University of Akron.
Mr. Rourke's selection is consistent with a thorough succession plan that was developed and executed under the Board of Directors' oversight during the last several years. To assist with an orderly transition, Mr. Lofgren will continue to serve in his current role until his retirement date, at which time his employment at the Company will end in connection with Mr. Rourke's commencement of his role as the Company's new Chief Executive Officer. At the time of this report, the Company has not entered into any compensation arrangements with Mr. Lofgren or Mr. Rourke in connection with the announcement described above.
The Company’s press release issued on October 30, 2018 announcing Mr. Lofgren's retirement and Mr. Rourke's appointment is filed herewith as Exhibit 99.1 and incorporated herein by reference.
ITEM 9.01.    Financial Statements and Exhibits.
(d)    Exhibits. The following exhibit is being filed herewith:
Exhibit No.    Description of Exhibit
99.1        Press release dated October 30, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCHNEIDER NATIONAL, INC.

Date: October 30, 2018	By: /s/ Paul J. Kardish
Name: Paul J. Kardish
Title: Executive Vice President, General Counsel and Corporate Secretary